UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2018
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On December 10, 2018 The Goldfield Corporation (the “Company”) issued a press release announcing that its Board of Directors has authorized the Company to resume its repurchase of Common Stock pursuant to its previously adopted repurchase plan, which has been extended until September 30, 2019. The plan authorized the repurchase of up to 3,500,000 shares, of which 2,345,060 have been repurchased to date, leaving approximately 1,154,940 shares authorized for repurchase under the program.
Further information regarding this stock repurchase plan is set forth under Item 5 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit	Description of Exhibit
99.1    Press release, dated December 10, 2018, announcing The Goldfield Corporation resumes stock repurchase plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2018

The Goldfield Corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer),
Treasurer and Assistant Secretary

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